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                                                                 EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-40195, 333-40197, 333-40199, 333-106405 and 333-106406)
of Friendly Ice Cream Corporation of our reports dated February 16, 2004 with respect to the consolidated financial statements and schedule of Friendly Ice Cream Corporation included in the Annual Report (Form 10-K) for the year ended December 28, 2003.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 16, 2004